STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT
NORTHERN FUNDS
SUPPLEMENT DATED MARCH 7, 2008 TO STATEMENT OF ADDITIONAL INFORMATION DATED JULY 31, 2007

The information in “Investment Advisers, Sub-Advisers, Transfer Agent and Custodian — Investment Sub-Advisers” on page 36 with regard to the Multi-Manager International Equity Fund is deleted and replaced with the following:

Fund	Sub-Advisers

Multi-Manager International Equity Fund	Altrinsic Global Advisors, LLC (“Altrinsic”)

Tradewinds NWQ Global Investors, LLC (“Tradewinds”)

UBS Global Asset Management (Americas) Inc. (“UBS”)

William Blair & Company, LLC (“William Blair”)
The information under the section “Portfolio Managers” on page 45 with regard to the Multi-Manager International Equity Fund is deleted and replaced with the following:

Fund	Portfolio Manager

Multi-Manager International Equity Fund	Altrinsic
John Hock
Rehan Chaudhri
John L. Devita

Tradewinds
Paul Hechmer

UBS
Vincent Willyard

William Blair
W. George Greig

The information regarding Oechsle under the section “Accounts Managed by the Portfolio Managers — Multi-Manager International Equity Fund” on page 47 is deleted and the following information is added:
     William Blair
The table below discloses accounts within each type of category listed below for which W. George Greig was jointly and primarily responsible for day-to-day portfolio management as of December 31, 2007.

			Number of
			Accounts
	Total		Managed in	Total Assets in
	Number		which	which Advisory
	of		Advisory Fee	Fee Based on
	Accounts	Total Assets	Based on	Performance
Type of Accounts	Managed	(in Millions)	Performance	(in Millions)

Northern Funds:	0	$0	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	7	$4,482	0	$0
Other Pooled Investment Vehicles:	6	$633	0	$0
Other Accounts:	77	$23,683	0	$0
NORTHERN FUNDS SAI

The information regarding Oechsle under the section “Material Conflicts of Interest — Multi-Manager International Equity Fund” on pages 53-54 is deleted and the following information is added:
     William Blair
William Blair portfolio managers manage other accounts in addition to the Multi-Manager International Equity Fund. Therefore, conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of such other accounts on the other hand. Certain of these accounts may pay higher advisory fees than the Fund creating an incentive to favor the higher paying account. However, William Blair has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades.
Generally, the investment decisions for the Multi-Manager International Equity Fund are reached independently from those for other accounts managed by William Blair. However, some other accounts may make investments in the same type of instruments or securities as the Fund at the same time as the Fund. Such other accounts may include private investment funds and mutual funds operated by William Blair that compete directly with the Multi-Manager International Equity Fund — particularly those sold in private placements or initial public offerings (“IPOs”); William Blair and its personnel may stand to benefit more personally from good investment performance by these private investment funds or mutual funds than by equivalent performance of the Multi-Manager International Equity Fund. In those instances where the Multi-Manager International Equity Fund and another client of William Blair’s trade in the same type of instrument at the same time, William Blair has established allocation procedures to allocate such trades among its various clients and the Multi-Manager International Equity Fund equitably. In some cases, this procedure may affect the size or price of the position obtainable for the Multi-Manager International Equity Fund.
The Multi-Manager International Equity Fund may also purchase securities from other members of an underwriting syndicate of which William Blair or an affiliated broker-dealer is a participant. However, the Fund will only do so pursuant to procedures adopted by the Multi-Manager Funds Board of Trustees.
In addition, in purchasing and selling portfolio securities for the Multi-Manager International Equity Fund, William Blair seeks to obtain the most favorable overall terms, taking into account the net price, method of execution and research services provided by brokers. William Blair may engage broker dealers on behalf of the Fund to provide research services to William Blair at a commission rate that is higher than another broker might have charged. However, William Blair will only do so if it is determined that the commission is reasonable in relation to the value of the brokerage and research services that are provided, viewed in terms of either the particular transaction or William Blair’s other advisory accounts over which it has investment discretion. William Blair determines overall reasonableness of brokerage commissions (and of premiums and discounts on principal transactions which do not involve commissions) by review of comparable trades for William Blair’s other accounts and the market generally. Research services provided to William Blair from brokers in connection with the Fund’s brokerage transactions and William Blair’s other accounts may disproportionately benefit William Blair’s other clients based on the relative amounts of brokerage services provided to the Fund and such other clients.

50 South LaSalle P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com

The information regarding Oechsle under the section “Portfolio Manager Compensation Structure — Sub-Advisers — Multi-Manager International Equity Fund” on page 59 is deleted and the following information is added:
     William Blair
The compensation of William Blair’s portfolio managers, analysts, traders, marketers, and client service professionals is based on the firm’s mission: “to achieve success for its clients.” The portfolio managers, analysts, and traders who are principals of William Blair have compensation consisting of a base salary, a share of the firm’s profits, and a discretionary bonus. Each principal’s ownership stake and bonus (if any) can vary over time, and is determined by the individual’s sustained contribution to the firm’s revenue, profitability, long-term investment performance, intellectual capital and brand reputation. Non-principal portfolio managers are based upon the same factors, with the exception of their ownership interest in the firm.
The information regarding Oechsle under the section “Disclosure of Securities Ownership” on page 63 is deleted and the following information is added:

		Dollar ($) Range of Shares
		Beneficially Owned by
		Portfolio Manager Because of
Shares Beneficially		Direct or Indirect Pecuniary
Owned by		Interest

William Blair

W. George Greig**	Multi-Manager International Equity Fund	$0

** Information as of December 31, 2007.

50 South LaSalle P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com